                                                                 Exhibit 10.38

                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                AMENDMENT NO. 4

                                       TO

                        THE A319/A320 PURCHASE AGREEMENT
                         Dated as of September 12, 1997

                             BETWEEN AVSA S.A.R.L.

                                      AND

                          AMERICA WEST AIRLINES, INC.

This Amendment No. 4 (hereinafter referred to as the "Amendment") entered into as of July 1, 2000 by and between AVSA S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at Phoenix Sky Harbor International Airport, 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A. (hereinafter referred to as the "Buyer").

                                  WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments (including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 and Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999. Amendment No. 3 together with all Letter Agreements thereto executed on October 14, 1999, is hereinafter called the "Agreement"), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus Industrie A318-100, A319-100 and A320-200 model aircraft;

WHEREAS, the Seller desires to sell and the Buyer desires to purchase four (4) incremental A319-100 aircraft (the "Firmed A319 Aircraft");

WHEREAS, to accomplish such sale, the Buyer will agree to (i) exercise its option rights with respect to four (4) Option Aircraft, thereby reducing the number of Option Aircraft from ...***... and ...***... each under ...***... to Amendment No. 3 to the Agreement in connection with the Buyer's purchase of the Firmed A319 Aircraft;

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                     AM4-1

WHEREAS, the Buyer and the Seller further agree in this Amendment to amend certain provisions under the Agreement relating to the sale of the Aircraft and the Additional Aircraft; and

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this
Amendment. ...***...

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.   SCOPE

     Pursuant to the terms and conditions contained in this Amendment, the Seller agrees to sell and the Buyer agrees to purchase the Firmed A319 Aircraft. Except as otherwise set forth herein, all terms and conditions applicable to A319 Additional Aircraft shall apply to the Firmed A319 Aircraft and the Firmed A319 Aircraft shall be deemed A319 Additional Aircraft under the Agreement.

2.   OPTION AIRCRAFT EXERCISE ...***...

2.1  ...***...

2.2 The parties further agree that ...***... scheduled, ...***... for delivery ...***... as set forth in Subparagraph 2.1 of ...***... are hereby cancelled and replaced with ...***... with delivery ...***...

2.3 To reflect the changes set forth in Subparagraph 2.1 and 2.2 above, the Option Aircraft delivery schedule set forth in Subparagraph 2.1 of ...***... is hereby cancelled and replaced with the Option Aircraft delivery schedule set forth in Attachment A hereto.

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                     AM4-2

3.   DELIVERY SCHEDULE FOR THE FIRMED A319 AIRCRAFT

     Notwithstanding the provisions of Subparagraph 4.2.A.4 of Amendment No. 3 to the Agreement, the A319 Additional Aircraft Delivery Schedule applicable to the A319 Additional Aircraft is as set forth immediately below.

     The Seller will have the A319 Additional Aircraft ready for delivery at Daimler-Chrysler's works near Hamburg, Germany, and the Buyer will accept the same, during the months set forth below:

               AIRCRAFT NO.              MONTH/YEAR OF DELIVERY
               ------------              ----------------------
                    1                           ...***...
                    2                           ...***...
                    3                           ...***...
                    4                           ...***...

     The Seller will, no earlier than ...***... provide the Buyer with the ...***... such A319 Additional Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 of the Agreement in accordance with the Agreement. The Seller shall give the Buyer not less than ...***... notice of the date on which the A319 Additional Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 of the Agreement in accordance with the Agreement.

4.   ...***... FOR THE FIRMED A319 AIRCRAFT

4.1  ...***...

          (i)  ...***... and

          (ii) ...***...

4.2  All other terms and conditions of ...***... remain unchanged.

4.3 The Seller acknowledges that the ...***... to each Firmed A319 Aircraft has been applied against the Option Aircraft Predelivery Payment applicable to such Aircraft and that it has received from the Buyer, as of the date hereof, Option Aircraft Predelivery Payments in the ...***... for each of the Firmed A319 Aircraft in accordance with ...***...

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                     AM4-3

5.   ADDITIONAL TERMS AND CONDITIONS FOR THE FIRMED A319 AIRCRAFT

     ...***...

5.1  ...***...

     The Seller will provide to the Buyer a credit memorandum in the amount of
     ...***...

     ...***...

5.2  ...***...

     The Seller will provide to the Buyer a credit memorandum in the amount of
     ...***...

     ...***...

     ...***...

6.   ...***...

     ...***...

     ...***...


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                     AM4-4

7.   MISCELLANEOUS ITEMS

     The following provisions of Amendment No. 3 to the Agreement shall be amended as follows:

7.1 The last line of Subparagraph 3.2.A.2.1 shall be deleted and replaced by the following:

     QUOTE

     ...***...

     UNQUOTE

7.2  Subparagraph 4.1.A.(ix) shall be deleted and replaced by the following:

     QUOTE

     (ix) Clauses 16, 17, 18 (except that reference to Clause 9 shall mean the applicable A319 Additional Aircraft delivery schedule herein and that reference to Exhibits B1 and B2 shall mean Exhibit B-3 of this Amendment), 19, 20, 21 and 22.

     UNQUOTE

7.3  The words

     QUOTE

     ...***...

     UNQUOTE

     set forth in Subparagraphs 4.1.C.(i), 5.1.C.(i) and 6.1.C(i) shall be deleted and replaced with the following words

     QUOTE

     ...***... therein

     UNQUOTE


                                               *CONFIDENTIAL TREATMENT REQUESTED

                                     AM4-5

8.   EFFECT OF THE AMENDMENT

8.1 This Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supercedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, that certain ...***... (Reference AVSA 5257.4)) between the Buyer and the Seller.

8.2 The Agreement will be deemed amended to the extent provided in the Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment shall constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

9.   CONFIDENTIALITY

     The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment.

10.  GOVERNING LAW

     THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

                                              * Confidential Treatment Requested

                                     AM4-6

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



                                             Very truly yours,

                                             AVSA S.A.R.L.

                                             By: /s/ Francois Besnier
                                                 -------------------------------
                                             Its:  C.E.O.
                                                  ------------------------------
                                             Date:
                                                   -----------------------------


Accepted and Agreed,

AMERICA WEST AIRLINES, INC.

By: /s/ Bernard L. Han
    -------------------------------
Its:  Senior VP, Planning
     ------------------------------
Date: 6/30/00
      -----------------------------


                                     AM4-7

                                Attachment A to Amendment No. 4 to the Agreement

                       OPTION AIRCRAFT DELIVERY SCHEDULE


Year/Qtr            ...***...           ...***...             TOTAL
---------           ---------           ---------             -----
 ...***...
 ...***...
 ...***...
 ...***...
 ...***...
 ...***...
 ...***...                               ...***...           ...***...
 ...***...           ...***...           ...***...           ...***...
 ...***...           ...***...           ...***...           ...***...
 ...***...           ...***...           ...***...           ...***...
 ...***...
 ...***...           ...***...           ...***...           ...***...
 ...***...           ...***...           ...***...           ...***...
 ...***...           ...***...           ...***...           ...***...
 ...***...           ...***...                               ...***...
TOTAL               ...***...           ...***...           ...***...


Note:  ...***...



                                              * CONFIDENTIAL TREATMENT REQUESTED


                                     AM4-8